SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )
Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[     ]	Preliminary Proxy Statement
[     ]	Confidential, for Use of the Commission Only (as permitted by Rule
 14a-6(e)(2))
[ X ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

  . . . . . . . . . . . . . . . . . . . . . . .  The Gabelli Global Multimedia
 Trust Inc.  . . . . . . . . . . . . .  . . . .
 . . . . . . .
(Name of Registrant as Specified In Its Charter)
 . . . . . . . . . .
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]	No fee required
[    ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .

2)	Aggregate number of securities to which transaction applies:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)	Per unit price or other underlying value of transaction computed pursuant to
 Exchange
Act Rule
	0-11(set forth the amount on which the filing fee is calculated and state how it was
determined):

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)	Proposed maximum aggregate value of transaction:

		    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

	5)	Total fee paid:

		   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[   ]	Fee paid previously with preliminary materials.
[   ]	Check box if any part of the fee is offset as provided by Exchange Act
 Rule 0-11(a)(2)
and identify the filing for which the offsetting fee was paid previously.
 Identify the previous filing
by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Form, Schedule or Registration Statement No.:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .

3)	Filing Party:
	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . .

4)	Date Filed:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . .





The Gabelli Global Multimedia Trust Inc.
One Corporate Center
Rye, New York 10580-1434
(914) 921-5070
_____________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 17, 1999
_____________


To the Shareholders of
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

	Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Global Multimedia Trust Inc. (the "Trust") will be held at the Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut 06870, on Monday, May 17, 1999, at 10:00 a.m., for the following purposes:

1.	To elect two (2) Directors of the Trust (Proposal 1);

2.	To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of
the Trust for the year ending December 31, 1999 (Proposal 2); and

3.	To consider and vote upon such other matters as may properly come before said Meeting
or any adjournment thereof.

	These items are discussed in greater detail in the attached Proxy Statement.

	The close of business on March 17, 1999 has been fixed as the record date for the
determination of shareholders entitled to notice of and to vote at the Meeting and any
adjournments thereof.

	YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.


By Order of the Directors



JAMES E. MCKEE
Secretary


April 6, 1999


INSTRUCTIONS FOR SIGNING PROXY CARDS


	The following general rules for signing proxy cards may be of assistance to you and
avoid the time and expense to the Trust involved in validating your vote if you fail to sign your
proxy card properly.

1.	Individual Accounts:  Sign your name exactly as it appears in the registration on the
proxy card.

2.	Joint Accounts:  Either party may sign, but the name of the party signing should conform
exactly to the name shown in the registration.

3.	All Other Accounts:  The capacity of the individuals signing the proxy card should be
indicated unless it is reflected in the form of registration.  For example:


Registration	Valid Signature

Corporate Accounts
(1)  ABC Corp		ABC Corp.
(2)  ABC Corp		John Doe, Treasurer
(3)  ABC Corp.
	c/o John Doe, Treasurer		John Doe
(4)  ABC Corp., Profit Sharing Plan		John Doe, Trustee

Trust Accounts
(1)  ABC Trust		Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
	u/t/d 12/28/78		Jane  B. Doe

Custodian or Estate Accounts
(1)  John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA		John B. Smith
(2)  John B. Smith		John B. Smith, Jr., Executor




THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
__________

ANNUAL MEETING OF SHAREHOLDERS
May 17, 1999
__________

PROXY STATEMENT


	This Proxy Statement is furnished in connection with the solicitation of proxies by the
Directors of The Gabelli Global Multimedia Trust Inc. (the "Trust") for use at
 the Annual Meeting
of Shareholders of the Trust to be held on Monday, May 17, 1999, at
 10:00 a.m., at the Greenwich
Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut, and at any
 adjournments
thereof (the "Meeting").  A Notice of Meeting of Shareholders and a proxy card accompany this
Proxy Statement.

	In addition to the solicitation of Proxies by mail, officers of the Trust and officers and regular employees of Boston EquiServe, the Trust's transfer agent, and affiliates of Boston
EquiServe or other representatives of the Trust also may solicit Proxies by telephone, telegraph or
in person.  In addition, the Trust has retained Georgeson and Company Inc.
 to assist in the
solicitation of Proxies for a minimum fee of $6,000 plus reimbursement of expenses.  The costs of
solicitation and the expenses incurred in connection with preparing the
 Proxy Statement and its
enclosures will be paid by the Trust.  The Trust will reimburse brokerage firms and others for their
expenses in forwarding solicitation materials to the beneficial owners of shares.  The Trust's
most recent annual report is available upon request, without charge, by writing the Trust at
One Corporate Center, Rye, New York, 10580-1434 or calling the Trust at
 1-800-422-3554.

	If the enclosed Proxy is properly executed and returned in time to be voted at the
Meeting, the shares represented thereby will be voted FOR the election of the nominees as
Directors and FOR Proposal 2 listed in the accompanying Notice of Annual
 Meeting of
Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the
proxy holders as to the transaction of any other business that may properly come before the
Meeting.  Any shareholder who has given a Proxy has the right to revoke it at any time prior to its
exercise either by attending the Meeting and voting his or her shares in person or by submitting a
letter of revocation or a later-dated Proxy to the Trust at the above address prior to the date of the
Meeting.

	In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more
adjournments of such Meeting to permit further solicitation of Proxies. A shareholder vote may be
taken on one or more of the proposals in this Proxy Statement prior to such adjournment if
sufficient votes have been received and it is otherwise appropriate.  Any such adjournment will
require the affirmative vote of a majority of those shares present at the
 Meeting in person or by
Proxy and the persons named as proxies will vote those Proxies which they are entitled to vote
FOR or AGAINST any such proposal in their discretion.

	The close of business on March 17, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the
 Meeting and all adjournments
thereof.

	Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.  On the record date there were
 10,855,715 shares of common
stock ("Common Stock") outstanding and 1,250,000 shares of cumulative preferred stock
("Preferred Stock") outstanding.

	To the knowledge of the management of the Trust, no person owns of record or beneficially 5% or more of the shares of the Common Stock or 7.92%
 Cumulative Preferred Stock
of the Trust except that, as of March 17, 1999, 9,102,589 shares of Common
 Stock and 1,230,863
shares of Preferred Stock were held of record by Cede & Co., a nominee partnership of The
Depository Trust Company located at P.O. Box 20, Bowling Green Station, New
 York, New York
10274.



In addition, the following table displays the shares held at The Depository
 Trust Company for the
following nominees:



Name and Address
Of Beneficial /Record
Owner


T
i
t
l
e

o
f

C
l
a
s
s
Amoun
t of
Shares
and
Nature
Of
Owners
hip
P
e
r
c
e
n
t

o
f

C
l
a
s
s
Salomon Smith Barney
Inc.
333 W. 34th Street
New York, NY 10001
C
o
m
m
o
n



1,714,3
98
(record)

1
5
 .
8
%





Donaldson, Lufkin and
Jenrette Sec. Corp.
1 Pershing Plaza
Jersey City, NJ  07399
C
o
m
m
o
n

1,002,8
75
(record)

9
 .
2
%




Prudential Securities Inc.
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY  11717
C
o
m
m
o
n

696,495
(record)

6
 .
4
%




Charles Schwab & Co.,
Inc.
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY  11717
C
o
m
m
o
n

617,514
(record)

5
 .
7
%




Merrill Lynch
4 Corporate Place
Corporate Park 287
Piscataway, NJ  08855
C
o
m
m
o
n

572,169
(record)

5
 .
3
%




Salomon Smith Barney
Inc.
333 W. 34th Street
New York, NY  10001
P
r
e
f
e
r
r
e
d

555,870
(record)
4
4
 .
5
%




Bear, Stearns Securities
Corp.
One Metrotech Center
North
4th Floor
Brooklyn, NY  11201
P
r
e
f
e
r
r
e
d

90,520
(record)

7
 .
2
%




A.G. Edwards & Sons
Inc.
1 North Jefferson
St. Louis, MO  63103
P
r
e
f
e
r
r
e
d

73,830
(record)

5
 .
9
%





This Proxy Statement is first being mailed to shareholders on or about
 April 6, 1999.



PROPOSAL 1:  TO ELECT TWO DIRECTORS OF THE TRUST

	At the Meeting, two of the eight Directors of the Trust are to be elected to hold office for
a period of three years and until their successors are elected and qualified.
 The Board of Directors
is divided into three classes.  Each year the term of office of one class will expire.  Unless
authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR
the election of the nominees named below.  Each nominee has indicated that he will serve if
elected, but if any nominee should be unable to serve, the proxy will be voted for any other person
determined by the persons named in the proxy in accordance with their judgment.  Each of the
Directors of the Trust has served in that capacity since the April 6, 1994 organizational meeting of
the Trust.

	Under the Trust's Articles of Incorporation and the Investment Company Act of 1940, as
amended (the "1940 Act"), holders of Preferred Stock, voting as a separate class, are entitled to
elect two Directors, and holders of the Common Stock and Preferred Stock, voting as a single
class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and
the Trust's Articles of Incorporation and By-Laws.  The holders of Preferred
 Stock would elect the
minimum number of additional Directors that would represent a majority of the Directors in the
event that dividends on Preferred Stock are in arrears for two full years.
 No dividend arrearages
exist at this time.  Felix J. Christiana and James P. Conn have been elected by the holders of
Preferred Stock.

	The business address of each Director is One Corporate Center, Rye, New York 10580-
1434.


Name, Position with the Trust,
Business Experience During
Past Five Years and Age

Number and
Percentage
of Shares
Beneficially
Owned**
Directly or
Indirectly on
March 17,
1999

Nominees to Serve Until 2002 Annual Meeting of
Shareholders
C
o
m
m
o
n
P
r
e
f
e
r
r
e
d

Bill Callaghan

Director of the Trust. President of Bill Callaghan Associates,
Ltd. (an executive search company). Mr. Callaghan is 54 years old. (3)(10)


9
7
8
*
*
*
0
*Salvatore J. Zizza

Director of the Trust.  Chairman of The Bethlehem Corp.;
Board Member of Hollis Eden Pharmaceuticals; Former
Executive Vice President of FMG Group (a healthcare provider); Former President and Chief Executive Officer of the Lehigh Group Inc. (an electrical supply wholesaler); Former Chairman of the Executive Committee and Director of Binnings Building Products, Inc.; Adviser to The Gabelli Growth Fund. Mr. Zizza is 53 years old. (1)(4)(10)

5
,
6
6
6
*
*
*
0

	The following Directors of the Trust will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified.




Name, Position with the Trust,
Business Experience During
Past Five Years and Age

Number and
Percentage
of Shares
Beneficially
Owned**
Directly or
Indirectly on
March 17,
1999

Directors Serving Until 2000 Annual Meeting of
Shareholders

C
o
m
m
o
n
P
r
e
f
e
r
r
e
d

James P. Conn

Director of the Trust. Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998); Director of Meditrust Corporation (real estate investment trust); Director of First Republic Bank. Mr. Conn is 61 years old. (1)(2)(10)(14)


1
0
,
3
5
2
*
*
*

1
,
0
0
0
*
*
*
*Karl Otto Pohl

Director of the Trust. Member of the Shareholder Committee of Sal Oppenheim Jr. & Cie (private investment bank); Board Member of TrizecHahn Corporation (real estate company) and Zurich Allied (insurance company); Director of Gabelli Asset Management Inc.; Former President of the Deutsche
Bundesbank and Chairman of its Central Bank Council from 1980 through 1991. Mr. Pohl is 69 years old.
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)


0

0
Anthony R. Pustorino

Director of the Trust. Certified Public Accountant; Professor of Accounting, Pace University, since 1965. Mr. Pustorino is
73 years old.
(1)(2)(3)(4)(5)(10)(11)(13)

1
,
2
7
2
*
*
*

0
*
*
*


Name, Position with the Trust,
Business Experience During
Past Five Years and Age

Number and
Percentage
of Shares
Beneficially
Owned**
Directly or
Indirectly on
March 17,
1999

Directors Serving Until 2001 Annual Meeting of
Shareholders
C
o
m
m
o
n
P
r
e
f
e
r
r
e
d

*Mario J. Gabelli, CFA

Chairman of the Board, President and Chief Investment Officer of the Trust. Chairman of the Board, Chief Executive Officer and Chief Investment Officer of Gabelli Asset Management
Inc. and Gabelli Funds, Inc.; Chairman of the Board and Chief Executive Officer of Lynch Corporation (diversified manufacturing and communications services company);
Director of East/West Communications Inc. Mr. Gabelli is 56 years old.
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)

3
5
0
,
2
1
2

(
3
 .
2
3
%
)

0




Name, Position with the Trust,
Business Experience During
Past Five Years and Age

Number and
Percentage
of Shares
Beneficially
Owned**
Directly or
Indirectly on
March 17,
1999

Directors to Serve Until 2001 Annual Meeting of
Shareholders
C
o
m
m
o
n
P
r
e
f
e
r
r
e
d



Dr. Thomas E. Bratter

Director of the Trust.  Director, President and Founder, The
John Dewey Academy (residential college preparatory
therapeutic high school).  Dr. Bratter is 60 years old.  (10)


1
,
1
8
2
*
*
*

0
Felix J. Christiana

Director of the Trust. Retired; formerly Senior Vice President of Dollar Dry Dock Savings Bank. Mr. Christiana is 73 years old. (1)(2)(3)(4)(5)(8)(10)(13)


3
,
5
9
2
*
*
*

2
,
0
0
0
*
*
*
Directors and Officers as a Group
3
7
3
,
8
9
9
(
3
 .
4
4
%
)

3
,
0
0
0
*
*
*

*	"Interested person" of the Trust, as defined in the 1940 Act.  Mr. Gabelli is an "interested person"
of each fund as a result of his employment as an officer of the Trust and
 Gabelli Funds, LLC (the Adviser).
Mr. Gabelli is a registered representative of an affiliated broker-dealer.
 Mr. Pohl is a director of the parent
company of the Adviser.  Mr. Zizza may be an "interested person" as a result of his previous association
within the last three years with Binnings Building Products, Inc., an entity which was controlled by GLI, Inc.,
an affiliate of the Adviser.
**	For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange
Act of 1934, as amended (the "1934 Act").  The information as to beneficial ownership is based upon
information furnished to the Trust by the Directors.
***	Less than 1%.

(1)	Trustee of The Gabelli Asset Fund	(8)	Director of Gabelli Global Series
 Funds, Inc.
(2)	Trustee of The Gabelli Growth Fund	(9)	Director of Gabelli Gold Fund, Inc.
(3)	Director of The Gabelli Value Fund Inc.	(10)	Director of The Gabelli
 Equity Trust
Inc.
(4)	Director of The Gabelli Convertible Securities Fund, Inc.	(11)	Director
 of Gabelli Capital
Series Funds, Inc.
(5)	Director of Gabelli Equity Series Funds, Inc.	(12)	Director of Gabelli
 International
Growth Fund, Inc.
(6)	Trustee of The Gabelli Money Market Funds	(13)	Director of The
 Treasurer's Fund, Inc.
(7)	Director of Gabelli Investor Funds, Inc.	(14)	Trustee of The Gabelli
 Westwood Funds

	The Trust pays each Director not affiliated with the Adviser or its affiliates a fee of
$3,000 per year plus $500 per meeting attended in person and by telephone, together with the
Director's actual out-of-pocket expenses relating to attendance at meetings.
  The aggregate
remuneration paid by the Trust to such Directors during the fiscal year ended December 31, 1998,
amounted to $40,000.

	During the year ended December 31, 1998, the Directors of the Trust met six times, two of which were special meetings of Directors. Each Director then serving in such capacity, except Mr. Pohl, attended at least 75% of the meetings of Directors and of any Committee of which he is a member. Messrs. Christiana and Pustorino serve on the Trust's Audit Committee and these Directors are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Trust. During the fiscal year ended
December 31, 1998, the Audit Committee met twice.

	The Directors serving on the Trust's Nominating Committee are Messrs.
 Christiana
(Chairman) and Zizza.  The Nominating Committee is responsible for recommending qualified
candidates to the Board in the event that a position is vacated or created.
  The Nominating
Committee would consider recommendations by shareholders if a vacancy were to exist.  Such
recommendations should be forwarded to the Secretary of the Trust.  The
 Nominating Committee
did not meet during the fiscal year ended December 31, 1998.  The Trust does not have a standing
compensation committee.

	Bruce N. Alpert, Vice President and Treasurer of the Trust, James E. McKee,
 Secretary
of the Trust, and Peter Latartara, Vice President of the Trust, are the only executive officers of the
Trust not included in the listing of Directors above.  Mr. Alpert is 47 years old and has served as
an officer of the Trust since its inception.  He has served as
 Executive Vice President and Chief
Operating Officer of the Adviser since June 1988.  He is Director and
 President of Gabelli
Advisers, Inc.; Officer of all other registered investment companies advised by the Adviser; Vice
President of the Treasurer's Fund Inc.; and Vice President of Gabelli
 Westwood Funds.  Mr.
McKee is 36 years old and has served as Secretary of the Trust since August
 16, 1995.  He has
served as Vice President, General Counsel and Secretary of the Adviser
 since 1995 and Vice
President and General Counsel of GAMCO Investors, Inc. since 1993 and
 Gabelli Asset
Mangement Inc. since 1999.  He is Secretary of the registered investment companies advised by
the Adviser and its affiliates.  Mr. Latartara is 31 years old and has served as Vice President of the
Trust since January 1998.  He started in the Institutional Sales Department for Gabelli &
Company, Inc. in September 1996 until he became Assistant Vice President of the Trust on May
19, 1997.  Prior to 1996, Mr. Latartara was with the government relations firm of Black, Manafort,
Stone and Kelly in Washington, D.C.  The business address of each of these officers is One
Corporate Center, Rye, New York 10580-1434.

	The following table sets forth certain information regarding the compensation of the
Trust's Directors and officers.  Mr. Latartara is employed by the Trust and is not employed by the
Adviser.  Officers of the Trust who are employed by the Adviser receive no compensation or
expense reimbursement from the Trust.  Mr. Latartara, who is the only officer who receives
compensation from the Trust, did not receive more than $60,000 from the
 Trust during the fiscal
year ended December 31, 1998.

Compensation Table
for the Fiscal Year Ended December 31, 1998



Name of Person and
Position

Aggre
gate
Comp
ensati
on
from
the
Trust

Total
Compensatio
n from the
Trust and
Fund
Complex
Paid to
Directors*
Mario J. Gabelli
Chairman of the Board


$

0
	$

0  (13)
Dr. Thomas E. Bratter
Director


$

5,500
	$
	27,50
0	(2)
Bill Callaghan
Director


$

5,500
	$
	41,50
0	(3)
Felix J. Christiana
Director


$

6,500
	$
	88,50
0	(9)
James P. Conn
Director


$

5,500
	$
	46,00
0	(5)
Karl Otto Pohl
Director


$

5,000
	$
	102,4
66	(15)
Anthony R. Pustorino
Director


$

6,500
	$100,
500 	(9)
Salvatore J. Zizza
Director

$

5,500
	$
	51,00
0 	(5)


*	Represents the total compensation paid to such persons during the calendar year ended December
31, 1998 by investment companies (including the Trust) or portfolios thereof from which such person
receives compensation that are considered part of the same fund complex as the Trust because they have
common or affiliated investment advisers.  The number in parenthesis represents the number of such
investment companies and portfolios.


Required Vote

	Election of each Director of the Trust requires the affirmative vote of the holders of a
plurality of shares of the Trust represented at the Meeting if a quorum is present (Common and
Preferred Stockholders vote as a single class for the two nominees).

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS,
RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE
"FOR" THE PROPOSAL TO ELECT THE DIRECTORS OF THE TRUST.


PROPOSAL 2:  TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS
LLP AS THE INDEPENDENT ACCOUNTANTS OF THE TRUST
FOR THE YEAR ENDING DECEMBER 31, 1999

	Upon recommendation by the Audit Committee, PricewaterhouseCoopers LLP, 1177
Avenue of the Americas, New York, New York 10036, has been selected by the vote of a majority
of those Directors who are not "interested persons" of the Trust to serve as independent
accountants for the Trust's fiscal year ending December 31, 1999.
  PricewaterhouseCoopers LLP
has advised the Trust that it is independent with respect to the Trust in accordance with the
applicable requirements of the American Institute of Certified Public
 Accountants and the
Securities and Exchange Commission (the "SEC").

	Representatives of PricewaterhouseCoopers LLP are expected to be present at the
Meeting to answer appropriate questions and will be given the opportunity to make a statement if
they so desire.

Required Vote

	Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Trust
(Common and Preferred Stockholders voting together as a single class)
 represented at the Meeting
if a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO
RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE
INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE YEAR ENDING
DECEMBER 31, 1999.

The Investment Adviser and Administrator

	Gabelli Funds, LLC acts as Adviser and administrator to the Trust. The business address for Gabelli Funds, LLC is One Corporate Center, Rye, New York 10580-1434.

Compliance with the Securities Exchange Act of 1934

	Section 16(a) of the 1934 Act and Section 30(f) of the 1940 Act, and the rules thereunder, require the Trust's officers and Directors, officers and directors of the
 Adviser, affiliated persons
of the Adviser, and persons who own more than 10% of a registered class of the Trust's securities,
to file reports of ownership and changes in ownership with the SEC and the
 New York Stock
Exchange, Inc. and to furnish the Trust with copies of all Section 16(a)
 forms they file.  Based
solely on the Trust's review of the copies of such forms it receives, the
 Trust believes that during
1998 such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

	If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or
nominee indicating that such person has not received instructions from the beneficial owner or
other person entitled to vote shares on a particular matter with respect to which the broker or
nominee does not have discretionary power), is unmarked or marked with an abstention
(collectively, "abstentions"), the shares represented thereby will be considered to be present at the
Meeting for purposes of determining the existence of a quorum for the transaction of business.
Under Maryland law, abstentions do not constitute a vote "for" or "against"
 a matter and will be
disregarded in determining the "votes cast" on an issue.  The election of
 Directors (Proposal 1)
requires that the two candidates who receive the highest number of votes cast at the Meeting are
elected; therefore, abstentions will be disregarded.  The ratification of
 PricewaterhouseCoopers
LLP as independent accountants of the Trust (Proposal 2) requires the affirmative vote of a
majority of the votes cast at the Meeting; therefore, abstentions will be disregarded.

	Shareholders of the Trust will be informed of the voting results of the Meeting in the
Trust's Semi-Annual Report for the six months ending June 30, 1999.

OTHER MATTERS TO COME BEFORE THE MEETING

	The Directors of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so.  If, however, any other matters are properly
brought before the Meeting, the persons named in the accompanying form of proxy will vote
thereon in accordance with their judgment.

SHAREHOLDER PROPOSALS

	All proposals by shareholders of the Trust, which are intended to be presented at the
Trust's next Annual Meeting of Shareholders to be held in 2000, must be received by the Trust for
consideration for inclusion in the Trust's proxy statement and proxy relating to that meeting no
later than December 7, 1999.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  SHAREHOLDERS
WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO
COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
































GBFMT-PS-9

 [x]

PLEASE MARK VOTES
AS IN THIS EXAMPLE


THE GABELLI GLOBAL MULTIMEDIA TRUST
INC.


1.	To elect two (2) Directors of the
Trust:

Fo
r
Al
l
No
mi
ne
es
W
i
t
h
-
h
o
l
d
F
o
r

A
l
l
E
x
c
e
p
t
__
_
_
_
_

_
_
_

	Bill Callaghan
	Salvatore J. Zizza

NOTE:  If you do not wish your shares
voted "For" a particular nominee, mark
the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.

2.	To ratify the selection of
PricewaterhouseCoopers LLP as the
independent accountants of the Trust for the year ending December 31, 1999.

Fo
r
A
g
a
i
n
s
t
Abst
ain
__
_
_
_
_
___

3.	In their discretion, the proxies are
authorized to consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.


Please be sure to sign and date
this Proxy.


Date


Shareholder sign here

Co-owner sign here


Mark box at right if an
address change or comment
has been noted on the
reverse side of this card.

RECORD DATE
SHARES:


_
_
_


THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
This proxy is solicited on behalf of the Directors


The undersigned hereby appoints Mario J. Gabelli, Anthony R. Pustorino,
 Felix J. Christiana,
James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned,
with full powers of substitution and revocation, to represent the undersigned and to vote on behalf
of the undersigned all shares of The Gabelli Global Multimedia Trust Inc.
 (the "Trust") which the
undersigned is entitled to vote at the Annual Meeting of Shareholders of the
 Trust to be held at the
Greenwich Hyatt Regency, 1800 East Putnam Avenue, Greenwich, Connecticut
 06870 on
Monday, May 17, 1999 at 10:00 a.m., and at any adjournments thereof.  The undersigned hereby
acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said
attorneys and proxies to vote said shares as indicated herein.  In their discretion, the proxies are
authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only
one shall be so present, then that one) shall have and may exercise all of the power and authority
of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned
shareholder.  If no direction is made, this proxy will be voted FOR the election of the nominees as
directors and FOR Proposal 2 and in the discretion of the proxy holder as to any other matter that
may properly come before the Meeting.  Please refer to the Proxy Statement for a discussion of the
Proposals.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
Please sign this proxy exactly as your name(s) appear(s) on the books of the
 Trust.  If joint
owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they
sign, and where more than one name appears, a majority must sign.  If a corporation, this signature
should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?




DO YOU HAVE ANY COMMENTS?





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